EATON VANCE AMT-FREE MUNICIPAL INCOME FUND

EATON VANCE CALIFORNIA MUNICIPAL OPPORTUNITIES FUND

EATON VANCE MASSACHUSETTS

MUNICIPAL INCOME FUND

EATON VANCE NATIONAL MUNICIPAL INCOME FUND

EATON VANCE NEW YORK MUNICIPAL INCOME FUND

EATON VANCE OHIO MUNICIPAL INCOME FUND

Supplement to Prospectus dated February 1, 2019

EATON VANCE NATIONAL MUNICIPAL INCOME FUND

Supplement to Summary Prospectus

dated February 1, 2019

Class B shares of Eaton Vance National Municipal Income Fund (the “Fund”) have been converted to Class A shares of the Fund. Effective August 15, 2019, all references to Class B shares of the Fund are removed from the Prospectus and Summary Prospectus.

August 15, 2019	32944 8.15.19